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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) SEPTEMBER 24, 2001
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                                  GENCORP INC.
                                  ------------

               (Exact Name of Registrant as Specified in Charter)



            OHIO                     1-01520                  34-0244000
            ----                     -------                  ----------
(State or Other Jurisdiction    (Commission File             IRS Employer
      of Incorporation)              Number)              Identification No.)



HIGHWAY 50 AND AEROJET ROAD, RANCHO CORDOVA, CALIFORNIA            95670
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         (Address of Principal Executive Offices)                (Zip Code)


P.O. BOX 537012, SACRAMENTO, CALIFORNIA                            95853-7012
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         (Mailing Address)                                         (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
                                                           --------------



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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1, 99.2 and 99.3 and incorporated herein by this reference is the text of the registrant's press releases which were issued on September 24 and 25, 2001.

Exhibit 99.1 is a GenCorp Inc. press release dated September 24, 2001, in which GenCorp announced that they received notification that the U.S. Environmental Protection Agency intended to file the agreement to carve out 3,200 acres of clean land from the Aerojet Sacramento Superfund designation with the Federal District Court in Sacramento on September 25, 2001. Exhibit 99.2 is GenCorp's press release dated September 25, 2001, in which GenCorp confirms that the U.S. Environmental Protection Agency made the filing with the Federal District Court in Sacramento. The Agreement will require modifications to the current Aerojet Superfund Site Partial Consent Decree after a 30-day public comment period and a public hearing in Sacramento.

Exhibit 99.3 is a GenCorp press release dated September 24, 2001, in which GenCorp announced that Terry Hall, Senior Vice President and Chief Financial Officer, has been promoted to the position of Chief Operating Officer of the Corporation, continuing to report to Bob Wolfe, GenCorp Inc.'s Chairman, Chief Executive Officer and President. GenCorp also announced that Yasmin Seyal, Corporate Treasurer, has been promoted to Senior Vice President, Finance and will serve as acting Chief Financial Officer, also reporting to Mr. Wolfe.

ITEM 7.  EXHIBITS

Table                                                                                             Exhibit
Item No.          Exhibit Description                                                             Number
--------          -------------------                                                             ------
    99            GenCorp Inc.'s press release dated September 24, 2001, which announced           99.1
                  that the U.S. Environmental Protection Agency intended to file the agreement to carve out 3,200 acres of clean land from the Aerojet
                  Sacramento Superfund designation with the Federal District Court in
                  Sacramento on September 25, 2001.

    99            GenCorp Inc.'s press release dated September 25, 2001, which confirmed           99.2
                  that the U.S. Environmental Protection Agency made the filing with the
                  Federal District Court in Sacramento.

    99            GenCorp Inc.'s press release dated September 24, 2001, which                     99.3
                  announced that Terry Hall has been promoted to the position of Chief
                  Operating Officer of the Corporation, and that Yasmin Seyal has been promoted to Senior Vice President, Finance and she will serve as acting Chief Financial Officer.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              GENCORP INC.


                                      By:        /s/ WILLIAM R. PHILLIPS
                                                 -----------------------------
                                      Name:      William R. Phillips
                                      Title:     Senior Vice President, Law,
                                                 General Counsel and Secretary

Dated:  September 26, 2001